UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 2, 2017

Foundation Medicine, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street
Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(617) 418-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2017, Foundation Medicine, Inc. (the “Company”) issued a press release announcing that it has received payment from Palmetto GBA, the Company’s Medicare Administrative Contractor in North Carolina, for its FoundationOne comprehensive genomic profiling assay when used in the clinical course of care for individuals in the United States with Stage IIIB/IV non-small cell lung cancer (NSCLC) who meet the eligibility requirements under Palmetto GBA’s Local Coverage Determination.  Payment for all claims processed to date by Palmetto has been made based upon the allowable rate of $3,416 per test. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Press release of Foundation Medicine, Inc. dated March 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 2, 2017	FOUNDATION MEDICINE, INC.

		By:	/s/ Robert W. Hesslein
			Name:	Robert W. Hesslein
			Title:	Senior Vice President and General Counsel